SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 3, 2003

ACTIVCARD CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50223	450485038
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6623 Dumbarton Circle, Fremont, California	94555
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 574-0100

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits.

Exhibit

99.1	Press release dated July 3, 2003

Item 9.	Regulation FD Disclosure.

On July 3, 2003, ActivCard Corp. (the “Company”) issued a press release announcing preliminary results of its quarter ended June 30, 2003 (the “Press Release”). A copy of the Press Release is furnished herewith as Exhibit 99.1.

The furnishing of this information is not intended to, and does not, constitute a determination or admission by the Company that such additional information is material, or that investors should consider this information before making an investment decision with respect to any security of the Company.

This information furnished under “Item 9. Regulation FD Disclosure” and the exhibit attached hereto are intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release 33-8216 and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 3, 2003

ACTIVCARD CORP.

By:	/s/ BLAIR W. GEDDES
Blair W. Geddes Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 3, 2003. *

*	Filed July 3, 2003 pursuant to Rule 425 and incorporated herein by reference.